Exhibit 99.8

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services
Legal Name:                          AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:  630 Third Avenue #1601 New York, NY 10017

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:                          J.P. Morgan Mortgage Acquisition Corporation
Business Name (If f Different):
Principal Business Address: 383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Master Rating Criteria, June 27, 2016
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, February 25, 2015

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.

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CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:    AMC Diligence, LLC

By:                               Tim Van Houtte
Signature:             /s/ Tim Van Houtte

Date:                          December 6, 2017

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Item 4: Description of the due diligence performed
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Chase Bank (“Client”) during multiple transactions from July 2016 to November 2017 via files imaged and provided by J.P. Morgan Chase Bank for review (the “Review”). The Review, as described herein, relates solely to the non-conforming mortgage loan population and does not include the conforming mortgage loan population. A separate ABS Due Diligence-15E covers the conforming mortgage loan population.

The loans in the Review carried origination dates between April 2016 and October 2017.

(2) Sample size of the assets reviewed.
The Review was conducted on one hundred ninety-five (195) mortgage loans with an aggregate original principal balance of approximately $147.58 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.
AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

Occupancy	Property Type	Loan Amount	Prepay Months	Amortization Term
Purpose	Appraised Value	First Pmt Date	Next Due Date	IO Term
Doc Type	Sale Price	Original Rate	Property Units	PP Terms
Lien Position	LTV	Original P&I	Maturity Date	PP Months
Credit Score	CLTV	IO Flag	Mod Flag	Self-employment flag
DTI	Note Date	Margin	Mod Date	1st Time Home Buyer

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered date required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

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Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the Client guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court
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orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.
AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings
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reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
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i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
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b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)
confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):
a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
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ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)
with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.
Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

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If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home”
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mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review
AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):
▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

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(8) Other: review and methodology.
Not applicable.

Item 5. Summary of findings and conclusions of review
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), and Moody’s Investor Service, Inc. (“Moody’s”). There were one hundred ninety-five (195) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, one-hundred thirty-two (132) (67.69%) had exceptions that generated an overall grade of “B,” however, three (3) had exceptions across multiple categories (credit and compliance).

COMPLIANCE RESULTS SUMMARY
Of the one hundred ninety-five (195) loans reviewed, one hundred thirty-one (131) had a Compliance Review “B” grade.  Forty-eight (48) of the loans with an overall grade of “B” have multiple compliance exceptions (see table below); however, none are lower than a grade of “B.”

NRSRO Grade	# of Loans	Percentage of Loans
A	64	32.82%
B	131	67.18%
C	0	0.00%
D	0	0.00%

Exceptions	# of Loans	Grade Impact	Exception Type
TRID Seller Closing Disclosure Contains Fees not reflected on Consumer's Final Closing Disclosure	49	B	Compliance
TRID Seller Closing Disclosure Fees seller paid fees do not match Consumer's Final CD	26	B	Compliance
Self-Employed Tax Return Recency	18	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	14	B	Compliance
TRID Home Loan Toolkit Provided	10	B	Compliance
TRID Final Closing Disclosure Lender Contact Information - Wholesale Loans	8	B	Compliance
TRID Seller Closing Disclosure Fees Lesser than Final Closing Disclosure Seller Paid Fees	8	B	Compliance
TRID Final Closing Disclosure Homeowner's Insurance Premium Months	7	B	Compliance
TRID Final Closing Disclosure Without Seller - Total Closing Costs Exceeds Limits	7	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	5	B	Compliance
Possible Federal Loan Originator Compensation - LO Comp Disclosure Not Provided: Unable to determine from evidence in the loan file if compensation was based on a term of the transaction.	5	B	Compliance
TRID Loan Estimate Servicing Missing	5	B	Compliance
TRID Final Closing Disclosure Closing Date	4	B	Compliance
TRID Final Closing Disclosure With Seller - Total Closing Costs Exceeds Limits	4	B	Compliance
TRID Seller Closing Disclosure	4	B	Compliance
TRID Final Closing Disclosure Property Value	3	B	Compliance
TRID Settlement Service Provider Status	3	B	Compliance
(Missing Data) Last Rate Set Date	2	B	Compliance
(Missing Data) QM Test Data Missing - Last Rate Set Date	2	B	Compliance
Federal FACTA Disclosure Timing Test	2	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	2	B	Compliance
TRID - Zero Percent Fee Tolerance	2	B	Compliance
TRID Final Closing Disclosure Fee Terminology	2	B	Compliance
TRID Final Closing Disclosure Prepaid Interest	2	B	Compliance
TRID Final Closing Disclosure Prepaid Property Tax Months	2	B	Compliance
TRID Home Loan Toolkit Timing	2	B	Compliance
TRID Lender Credit Tolerance Violation	2	B	Compliance
TRID Zero Percent Tolerance Violation With Sufficient Cure Provided	2	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance

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Exceptions	# of Loans	Grade Impact	Exception Type
Possible Federal Loan Originator Compensation - Anti-Steering Disclosure Not Provided: Unable to determine Anti-Steering compliance/Safe Harbor	1	B	Compliance
RESPA - Initial Escrow Account statement Inaccurate	1	B	Compliance
RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	1	B	Compliance
TRID Alternate Table Usage	1	B	Compliance
TRID Esign Consent Agreement Status	1	B	Compliance
TRID Final Closing Disclosure Finance Charge	1	B	Compliance
TRID Final Closing Disclosure Negative Fees	1	B	Compliance
TRID Final Closing Disclosure No Seller Paid Fees Primary Residence First Lien	1	B	Compliance
TRID Final Closing Disclosure Summaries Of Transactions - Cash From To Borrower	1	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Reason	1	B	Compliance
TRID Final Closing Disclosure With Seller Change - Down Payment	1	B	Compliance
TRID Final Closing Disclosure Without Seller - Closing Costs Financed	1	B	Compliance
TRID Invalid Section B Combinations	1	B	Compliance
TRID non-compliant: Missing Seller's Closing Disclosure.	1	B	Compliance

PROPERTY/VALUATION REVIEW RESULTS SUMMARY
All 195 mortgage loans had a Property Grade of A.

NRSRO Grade	# of Loans	Percentage of Loans
A	195	100.00%
B, BW, BE	0	0.00%
C	0	0.00%
D	0	0.00%

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CREDIT REVIEW RESULTS SUMMARY
One hundred ninety-one (191) mortgage loans (97.95%) of the total received an “A” Credit Review Grade. The four (4) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see table below). One (1) loan had two credit B grade exceptions.  Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	Percentage of Loans
A	191	97.95%
B, BW, BE	4	2.05%
C	0	0.00%
D	0	0.00%

Exceptions	# of Loans	Grade Impact	Exception Type
Cash available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
Guideline Requirement: Loan to value discrepancy.	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Income Docs Missing:	1	B	Credit

OTHER REVIEW RESULTS SUMMARY*
The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

Exceptions	# of Loans	Grade Impact	Exception Type
TRID Seller Closing Disclosure Contains Fees not reflected on Consumer's Final Closing Disclosure	49	B	Compliance
TRID Seller Closing Disclosure Fees seller paid fees do not match Consumer's Final CD	26	B	Compliance
Self-Employed Tax Return Recency	18	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	14	B	Compliance
TRID Home Loan Toolkit Provided	10	B	Compliance
TRID Final Closing Disclosure Lender Contact Information - Wholesale Loans	8	B	Compliance
TRID Seller Closing Disclosure Fees Lesser than Final Closing Disclosure Seller Paid Fees	8	B	Compliance
TRID Final Closing Disclosure Homeowner's Insurance Premium Months	7	B	Compliance
TRID Final Closing Disclosure Without Seller - Total Closing Costs Exceeds Limits	7	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	5	B	Compliance
Possible Federal Loan Originator Compensation - LO Comp Disclosure Not Provided: Unable to determine from evidence in the loan file if compensation was based on a term of the transaction.	5	B	Compliance
TRID Loan Estimate Servicing Missing	5	B	Compliance
TRID Final Closing Disclosure Closing Date	4	B	Compliance
TRID Final Closing Disclosure With Seller - Total Closing Costs Exceeds Limits	4	B	Compliance
TRID Seller Closing Disclosure	4	B	Compliance
TRID Final Closing Disclosure Property Value	3	B	Compliance
TRID Settlement Service Provider Status	3	B	Compliance
(Missing Data) Last Rate Set Date	2	B	Compliance
(Missing Data) QM Test Data Missing - Last Rate Set Date	2	B	Compliance
Federal FACTA Disclosure Timing Test	2	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	2	B	Compliance
TRID - Zero Percent Fee Tolerance	2	B	Compliance
TRID Final Closing Disclosure Fee Terminology	2	B	Compliance
TRID Final Closing Disclosure Prepaid Interest	2	B	Compliance
TRID Final Closing Disclosure Prepaid Property Tax Months	2	B	Compliance
TRID Home Loan Toolkit Timing	2	B	Compliance
TRID Lender Credit Tolerance Violation	2	B	Compliance
TRID Zero Percent Tolerance Violation With Sufficient Cure Provided	2	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance
Possible Federal Loan Originator Compensation - Anti-Steering Disclosure Not Provided: Unable to determine Anti-Steering compliance/Safe Harbor	1	B	Compliance
RESPA - Initial Escrow Account statement Inaccurate	1	B	Compliance
RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	1	B	Compliance
TRID Alternate Table Usage	1	B	Compliance
TRID Esign Consent Agreement Status	1	B	Compliance
TRID Final Closing Disclosure Finance Charge	1	B	Compliance
TRID Final Closing Disclosure Negative Fees	1	B	Compliance
TRID Final Closing Disclosure No Seller Paid Fees Primary Residence First Lien	1	B	Compliance
TRID Final Closing Disclosure Summaries Of Transactions - Cash From To Borrower	1	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Reason	1	B	Compliance
TRID Final Closing Disclosure With Seller Change - Down Payment	1	B	Compliance
TRID Final Closing Disclosure Without Seller - Closing Costs Financed	1	B	Compliance
TRID Invalid Section B Combinations	1	B	Compliance
TRID non-compliant: Missing Seller's Closing Disclosure.	1	B	Compliance
Cash available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
Guideline Requirement: Loan to value discrepancy.	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Income Docs Missing:	1	B	Credit

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TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of one hundred ninety-five (195) mortgage loans reviewed, one hundred fifty-three (153) (78.46%) mortgage loans had tape discrepancies across sixteen (16) unique data fields.  The most common tape discrepancies were DTI (42.05%), LTV Valuation Value (38.97%), and Property Type (23.59%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines.

Field	# of Loans	Percentage of Loans
Investor: Qualifying DTI	82	42.05%
LTV Valuation Value	76	38.97%
Property Type	46	23.59%
Original CLTV	44	22.56%
Original P&I	39	20.00%
Original Loan Amount	36	18.46%
Original LTV	32	16.41%
Representative FICO	27	13.85%
Original Interest Rate	17	8.72%
City	14	7.18%
Contract Sales Price	11	5.64%
Zip	7	3.59%
Purpose	4	2.05%
Refi Purpose	4	2.05%
Borrower Last Name	3	1.54%
Appraised Value	1	0.51%

ADDITIONAL LOAN POPULATION SUMMARY*

Occupancy	# of Mortgage Loans	% of Mortgage Loans
Primary	187	95.90%
Second Home	8	4.10%
Investment	0	0.00%

Purpose	# of Loans	Percentage of Loans
Purchase	141	72.31%
Rate/Term Refinance	33	16.92%
Cash Out Refinance	21	10.77%

Property Type	# of Loans	Percentage of Loans
Single Family Detached	130	66.67%
PUD	58	29.74%
Condo, Low Rise	3	1.54%
Condo, High Rise	1	0.51%
Townhouse	1	0.51%
1 Family Attached	1	0.51%
2 Family	1	0.51%

Lien Position	# of Loans	Percentage of Loans
1st Position	195	100.00%

Original Term	# of Mortgage Loans	% of Mortgage Loans
360	195	100.00%

Amortization Type	# of Mortgage Loans	% of Mortgage Loans
Fixed	195	100.00%

*Tables may not add to 100% due to rounding.

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